UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2011

ANTERO RESOURCES FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-164876	90-0522247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 357-7310

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On February 28, 2011, Antero Resources Finance Corporation presented an operating update at the J.P. Morgan high-yield investor conference in Miami, Florida.  A copy of the presentation is being furnished as an exhibit to this Current Report on Form 8-K.

The information in this Current Report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT	DESCRIPTION

99.1	Presentation dated February 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES FINANCE CORPORATION

	By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: February 28, 2011

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Presentation dated February 28, 2011.